UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 23, 2012, Lon E. Bell and James J. Paulsen, directors of Amerigon Incorporated (the “Corporation”), delivered written notice to the Corporation that they will resign as directors of the Corporation effective immediately prior to the next annual meeting of the Corporation’s stockholders, which is scheduled for May 10, 2012.

A copy of the Corporation’s news release announcing the above resignations is filed as Exhibit 99.1 to this report and is incorporated in this report by reference.

Section 9.	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Company news release dated February 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: February 23, 2012

Exhibit Index

99.1	Company news release dated February 23, 2012.